UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

DUKE ENERGY CORPORATION

1-32853 Commission file number	20-2777218 IRS Employer Identification No.

(a Delaware corporation)

550 South Tryon Street

Charlotte, North Carolina 28202-1803

704-382-3853

Registrant, State of Incorporation or Organization,

Address of Principal Executive Offices, and Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Ace of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC

Duke Energy	5.125% Junior Subordinated Debentures due January 15, 2073	DUKH	New York Stock Exchange LLC

Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC

Duke Energy	Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Item 1.01.  Entry into a Material Definitive Agreement.

On May 15, 2019, Duke Energy Corporation (the “Corporation”) entered into a three-year, $1,000,000,000 Credit Agreement, dated as of May 15, 2019 (the “Credit Agreement”), among the Corporation, as Borrower, the lenders listed therein, The Bank of Nova Scotia, as Administrative Agent, PNC Bank, National Association, Sumitomo Mitsui Banking Corporation and TD Bank, N.A., as Co-Syndication Agents, and Bank of China, New York Branch, BNP Paribas, Santander Bank, N.A. and U.S. Bank National Association, as Co-Documentation Agents.  The Credit Agreement replaces the prior credit agreement described in the Corporation’s Form 8-K filed June 14, 2017, under which all loan commitments were terminated effective upon consummation of the Credit Agreement.  The proceeds of loans made under the Credit Agreement will be used by the Corporation for general corporate purposes.

The disclosure in this Item 1.01 is qualified in its entirety by the provisions of the Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(d)                                                                                 Exhibits.

10.1                                                                        $1,000,000,000 Credit Agreement, dated as of May 15, 2019, among Duke Energy Corporation, the Lenders party thereto, The Bank of Nova Scotia, as Administrative Agent, PNC Bank, National Association, Sumitomo Mitsui Banking Corporation and TD Bank, N.A., as Co-Syndication Agents, and Bank of China, New York Branch, BNP Paribas, Santander Bank, N.A. and U.S. Bank National Association, as Co-Documentation Agents.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 16, 2019	By:	/s/ Robert T. Lucas III
	Name:	Robert T. Lucas III
	Title:	Assistant Corporate Secretary